CERTIFICATE OF QUALIFICATION AND CONSENT

I, Clarence J. Wendt, P. Geo., do hereby certify that:

1.

I reside at 5004 East Albuquerque Road, Reno, Nevada, 89511.

2.

I graduated from San Diego State University with a Bachelor of Science degree in Geology in 1967, and the University of Arizona with a Master of Science degree in Geology in 1978 and have practiced my profession continuously since that time.

3.

I am a Non-Resident Professional Geoscientist in the Province of British Columbia (N1712), a Registered Geologist in the State of Arizona (18283), and a Registered Professional Geologist with the American Institute of Professional Geologists (4966).

4.

I hold membership in the following mineral industry technical societies:

  A.I.M.E. (Fellow),

  Society of Economic Geologists (Fellow),

  AusIMM (Fellow)

  American Association of Petroleum Geologists,

  Geological Society of Nevada,

  Arizona Geological Society, and

  Northwest Mining Association.

5.

I have practiced my profession continually for 33 years.

6.

I have read the definition of "qualified person" set out in National Instrument 43-101 ("NI 43-101") and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a "qualified person" for the purposes of NI 43-101.

7.

I am responsible for the preparation of the following technical reports (the "Technical Reports"):

(a)

The Geology and Exploration Potential of the Juanicipio Property, Fresnillo District, Zacatecas, Mexico" dated November 19, 2002;

(b)

The Geology and Exploration Potential of the Don Fippi Property, Batopilas District, Chihuahua, Mexico” dated November 19, 2002; and

(c)

The Geology and Exploration Potential of the Guigui Silver, Lead, Zinc Project, Santa Eulalia District, Chihuahua, Mexico" dated November 19, 2002.

8.

I have not had prior involvement with the properties that are the subject of the Technical Reports.

9.

I am not aware of any material fact or material change with respect to the subject matter of the Technical Reports that is not reflected in the Technical Reports, the omission to disclose which makes any of the Technical Reports misleading.

10.

I am independent of MAG Silver Corp. (formerly Mega Capital Investments Inc.) applying all the tests in Section 1.5 of National Instrument 43-101.

11.

I have read National Instrument 43-101 and Form 43-101F1, and the Technical Reports have been prepared in compliance with that instrument and form.

12.

I consent to the filing of the Technical Reports with any stock exchange and other regulatory authority and any publication by them for regulatory purposes, including electronic publication in the public company files on their websites accessible by the public.

13.

I consent to the identification of myself and the use of the Technical Reports and summaries of same in the Registration Statement on Form 20F of MAG Silver Corp.

Signed and Dated April 23, 2004.

"Clarence J. Wendt"

Clarence J. Wendt

Reno, Nevada